Exhibit 99.1

Bridger Aerospace Announces Signing of Sale Leaseback Transaction for its Headquarters Campus; Strengthening Balance Sheet and Reducing Annual Interest Expense

BELGRADE, MT, May 27, 2025 – Bridger Aerospace Group Holdings, Inc. (“Bridger”, “the Company” or “Bridger Aerospace”), (NASDAQ: BAER, BAERW), one of the nation’s largest aerial firefighting companies, today reported that it has signed a Purchase and Sale Agreement for a sale leaseback transaction for its Bozeman Yellowstone International Airport campus facilities in Belgrade, Montana with an aggregate purchase price of at least $46 million. The net proceeds from the transaction will be used to repay a portion of the outstanding balance under the Company’s debt facilities, lowering ongoing cash interest. The transaction is expected to close in the third quarter of 2025 and is subject to customary closing conditions.

Concurrent with the closing of the transaction, Bridger will enter into a ten-year lease agreement with SR Aviation Infrastructure (“SRAI”), the Purchaser, for the hangar and office headquarter facilities, which the Company will continue to utilize as a base for its world class aerial firefighting operations.

SRAI, an affiliate of SomeraRoad, is an investment platform focused on the acquisition, development, and leasing of aviation-related real estate. It includes airplane hangar space for corporate users, based aircraft, FBOs, MROs, flight schools, charter, and management companies across the United States. The platform addresses the existing supply and demand imbalance in the aviation-related real estate sector. The current portfolio additionally includes Quail Air Center in Las Vegas, Nevada; and the San Antonio International Airport private hangar complex in San Antonio, Texas.

“We are thrilled to have secured this agreement with SRAI to capitalize on the appreciated value of our real estate portfolio and materially reduce the Company’s debt balance,” commented Sam Davis, Bridger’s Chief Executive Officer. “Bridger remains committed to the Bozeman area by entering a 10-year lease-back and the sale of our state-of-the-art facilities to a real estate investment firm will enable us to continue to grow and further enhance shareholder value.”

About Bridger Aerospace

Based in Belgrade, Montana, Bridger Aerospace Group Holdings, Inc. is one of the nation’s largest aerial firefighting companies. Bridger provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation, as well as internationally. More information about Bridger Aerospace is available at https://www.bridgeraerospace.com.

Investor Contacts

Alison Ziegler
Darrow Associates
201-220-2678
aziegler@darrowir.com

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Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) the anticipated benefits from Bridger’s proposed sale leaseback transaction; (2) Bridger’s business and growth plans; (3) Bridger’s future financial performance; (4) current and future demand for aerial firefighting services, including trends and/or changes in the duration or severity of any domestic or international wildfire seasons; and (5) anticipated investments in additional aircraft, capital resources, and research and development and the effect of these investments. These statements are based on various assumptions and estimates, whether or not identified in this press release, and on the current expectations of Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: the ability of Bridger to successfully close the sale leaseback transaction; Bridger’s ability to identify and effectively implement any current or future anticipated cost reductions, including any resulting impacts to Bridger’s business and operations therefrom; the duration or severity of any domestic or international wildfire seasons; changes in domestic and foreign business, market, financial, political and legal conditions; Bridger’s failure to realize the anticipated benefits of any acquisitions; Bridger’s successful integration of any aircraft (including achievement of synergies and cost reductions); Bridger’s ability to successfully and timely develop, sell and expand its services, and otherwise implement its growth strategy; risks relating to Bridger’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger, including as a result of the consummation of any acquisition; risks that Bridger is unable to secure or protect its intellectual property; risks that Bridger experiences difficulties managing its growth and expanding operations; Bridger's ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the ability to successfully select, execute or integrate future acquisitions into Bridger's business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in Bridger’s Annual Report filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2025 for the fiscal year ended December 31, 2024 and in subsequent filings made by Bridger with the SEC from time to time. If any of these risks materialize or Bridger management's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Bridger presently does not know or that Bridger currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bridger’s expectations, plans or forecasts of future events and views as of the date of this press release. Bridger anticipates that subsequent events and developments will cause Bridger’s assessments to change. However, while Bridger may elect to update these forward-looking statements at some point in the future, Bridger specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bridger’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

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